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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): MARCH 20, 1998



                          TRANSCEND THERAPEUTICS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




             DELAWARE                     000-22383               04-3174575
   (State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation or Organization)       File Number)         Identification No.)




   640 MEMORIAL DRIVE, CAMBRIDGE, MA                               02139
(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's telephone number, including area code: (617) 374-1200



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ITEM 5.  OTHER EVENTS.

     Transcend Therapeutics, Inc. (the "Registrant") announced on March 20, 1998 that the Phase III clinical trial evaluating the intravenous administration of Procysteine for the treatment of Acute Respiratory Distress Syndrome (ARDS) has been suspended following a recommendation of an independent Safety Monitoring Board. The information contained in the press release of the Registrant dated as of March 20, 1998, filed herewith as Exhibit 99, is incorporated herein by reference.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSCEND THERAPEUTICS, INC.
                                             (Registrant)


Date:  March 24, 1998               By:   /s/ HECTOR J. GOMEZ
                                        --------------------------------------
                                        Hector J. Gomez, M.D., Ph.D.
                                        President and Chief Executive Officer



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                                 EXHIBIT INDEX

Exhibit   Description

  99      Press release of the Registrant dated March 20, 1998 (set forth below)